RX FUNDS TRUST

(formerly the American Independence Funds Trust II)

(THE “TRUST”)

SUPPLEMENT DATED AUGUST 3, 2015

TO THE

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

EACH DATED MARCH 1, 2015,

(as amended through July 16, 2015)

RX MAR TACTICAL CONSERVATIVE FUND (formerly the American Independence MAR Tactical Conservative Fund) (TICKERS: Not Available)	RX MAR TACTICAL MODERATE GROWTH FUND (formerly the American Independence MAR Tactical Moderate Growth Fund) (TICKERS: MGZIX, MGZAX, MGZCX, MGZRX)

RX MAR TACTICAL GROWTH FUND (formerly the American Independence MAR Tactical Growth Fund) (TICKERS: MGMIX, MGMAX, MGMCX, MGMRX)	RX MAR TACTICAL AGGRESSIVE GROWTH FUND (formerly the American Independence MAR Tactical Aggressive Growth Fund (TICKERS: Not Available)

(the “Funds”)

This supplement to the Prospectus and SAI, each dated March 1, 2015, as amended through July 16, 2015, updates certain information with respect to each of the Funds listed above.

As previously announced, American Independence Financial Services, LLC (“American Independence”), investment adviser to the Funds, announced that it had entered into a definitive agreement with FolioMetrix LLC (“FolioMetrix”), an SEC registered investment adviser headquartered in Nebraska, whereby FolioMetrix would merge with American Independence to create a new company (the “Merger”); which would be renamed RiskX Investments, LLC.  The Merger was consummated on July 31, 2015. Therefore, effective July 31, 2015, the Investment Advisory Agreement between American Independence and the Trust, by its terms, and in accordance with certain provisions of the Investment Company Act of 1940, as amended, was terminated upon the Merger.

At a meeting held on March 19, 2015, the Funds’ Trustees approved the terms of an interim investment advisory agreement (“Interim Agreement”) and a proposed investment advisory agreement (the “Proposed Agreement”). Also at that same meeting, the Trustees called a special meeting of shareholders to obtain their approval of the Proposed Agreement. The meeting is expected to be held in September, 2015. The new Proposed Agreement has terms, including investment advisory fees payable thereunder, that are substantially identical to those in the current agreement.  Shareholders should expect to receive a proxy statement during the month of August, 2015, which will provide a comparison of the current advisory agreement to the Proposed Agreement and will discuss the basis for the Board’s approval of the Proposed Agreement. In addition, shareholders will be asked to consider and vote upon the election of Trustees to serve on the Trust’s Board.

Under the Interim Agreement, American Independence will continue to provide the Funds with the same level of service; however, the investment advisory fees will be held in escrow until such time as shareholders of each Fund approve the Proposed Investment Advisory Agreement.

Effectively immediately, throughout the Prospectus and SAI, reference to American Independence Financial Services, LLC is replaced with RiskX Investments, LLC.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE